Exhibit 10.19

THE MOTOR SYSTEMS
RESOURCE FACILITY (MSRF)
An EPRI/BPA Center at OSU

Electrical & Computer Engineering
Oregon State University
Corvallis, Oregon 97331-3211
Phone (541) 737-1867
Fax (541) 737-0771
http://www.ece.orst.edu/~msrf

OBJECTIVES AND FUNCTION	CAPABILITIES	STAFF

The motor Systems Resource Facility (MSRF) was initiated in late 1993 by a consortium of sponsors to meet an identified, growing need for the industrial customer of power utilities. The focus of the facility is its testing laboratory in which electrical machines, adjustable speed drives and variable speed generators, and their related converters and controls can be evaluated. In addition to testing to recognized industrial standards, the facility is intended as a source of advice, information, reference and instruction in issues and equipment related to electrical machines and their operation.

OSU was chosen as the location based on its history of successful projects in this area and the expertise and experience developed over ten years of services to regional utilities and industries. The faclity is operated by OSU College of Engineering research faculty, electrical and mechanical technical staff, and most graduate students. This provides and independent resource to industry combined with a research and education function for the University.

SPONSORS

Electric Power Research Institute
Bonneville Power Administration
US Department of Energy
Pacific Gas & Electric

Motors, Generators and
     Controllers up to 300 hp

750 KVA Power Supply
     Variable voltage input
        (0-600 VAC)
     Three phase adjustment while
        loaded (balanced or
        unbalanced)

Four Quadrant Dynamometer
  Converter
     Programmable Torque &
        Speed Modes
     Vector Control for full load
        testing over the full speed
        range
     (0-4000 rpm, bi-directional)

Mechanical Measurements
     Torque
     Speed
     Power

Power Quality
     Steady-state and transient
        measurements
     Harmonic analysis
     THD
     K Factor

Remote Data Acquisition &
  Recording
     Instantaneous & RMS values
        using a Virtual
        Instrumentation
System

Local Data Acquisition for
     transient detection & analysis

Routine Testing
     Full Load, No Load
     Transient Response
     Locked Rotor
     IEEE Standard Procedures
     Harmonic Measurements

Director
Alan Wallace; Professor, Electrical & Computer Engineering; electrical machine design and performance, adjustable speed drives and variable speed generation, testing techniques.

Associates
Rene Spee; Associate Professor, Electrical & Computer Engineering; adjustable speed drives, power electronic converters, power system issues.

Corwin Alexander; Emeritus Professor, Electrical & Computer Engineering; machine analysis and parameters, power systems, data acquisition.

Annette von Jouanne; Assistant Professor, Electrical & computer Engineering; adjustable speed drives, power electronics, utility interface issues & power quality.

Greg Wheeler, Associate Professor, Energy Extension; energy audits, industrial site testing, power quality.

OSU Electrical & Mechanical faculty in all related disciplines as required.

Technical
Charles Meitle & Manfred Dittrich; mechanical support.

Arthur Neeley; electrical support.

Steve Wilcox; computer and instrumentation support.

MOTOR SYSTEMS RESOURCE FACILITY -
OREGON STATE UNIVERSITY

TEST OF 15HP GENERAL ELECTRIC MOTOR

Motor is loaded by use of a variable frequency drive controlling a motor exerting a contrary force on the 15HP GE motor. Loads are matched with and without the controller by comparing speed. As the speed is increased on the contrary motor, load is increased on the 15HP motor being tested. When equal speeds are measured on the 15HP motor, equal loads have been applied with and without the controller.

The speed column on the chart is indicative of the slip on the motor, which determines motor load. The torque column indicates how much torque has been developed by the 15HP motor at a fixed load. The 15HP motor when controlled by the Performance Controller reduces voltage and current, which has the effect of reducing kW consumption and reducing torque.

The elimination of excess torque by reducing voltage and current is how the controller improves efficiency in the motor. Electrical energy is converted into mechanical energy at a more efficient rate.

WITHOUT CONTROLLER
Speed (RPM)	Torque (Nm)	Power (kW)	Voltage (V)	Current (I)
900.1	0.4	0.33	461.0	7.76
896.4	30.9	3.31	460.8	9.20
893.4	55.1	5.58	460.9	11.27
890.6	75.4	7.58	459.7	13.48
887.7	96.1	9.68	459.7	16.05
885.0	114.7	11.60	459.9	18.55
882.0	132.6	13.47	459.7	21.11
879.1	148.1	15.14	459.5	23.51
875.3	168.3	17.32	460.0	26.70

WITH CONTROLLER				CHANGE IN CONSUMPTION
Torque (Nm)	Power (kW)	Voltage (V)	Current (I)	Torque (Nm)	Power (kW)	Voltage (V)	Current (I)
0.2	0.17	460.6	2.66	-50%	-48.5%	0%	-66.0%
17.8	2.02	460.8	7.97	-42.4%	-39.0%	0%	-13.4%
42.7	4.43	460.5	9.79	-22.6%	-20.6%	0%	-13.2%
62.3	6.38	460.3	11.99	-17.4%	-15.8%	0%	-11.1%
82.9	8.43	458.8	14.47	-13.7%	-12.9%	0%	-9.8%
103.2	10.51	460.4	17.13	-10.0%	-9.4%	0%	-7.7%
119.7	12.25	460.0	19.46	-9.7%	-9.1%	0%	-8.8%
135.8	13.95	460.0	21.87	-8.3%	-8.9%	0%	-7.0%
152.9	15.84	459.5	24.96	-9.2%	-8.5%	0%	-7.5%

Oregon State Testing - June 2000
Escalator Motors, Nameplate Data

MFR	IMPERIAL ELECTRIC CO	GE MOTORS
MFR LOCATION	AKRON, OH	PETERBOROUGH, ONT
HP	10	15
RPM	--	880
FL RPM	874	---
MAX AMBIENT@S.F.	40 C @ 1.0 S.F.	40 C @ 1.15 S.F., 65 C @ 1.0 S.F.
DUTY	CONT	CONT
HZ	60	60
PHASE	3	3
VOLTS	230/460	460
AMPS	29.2/14.6	19.8
ENCL	DPG	TEFC
FRAME	284YZ	286TY
NEMA DESIGN	A	B
TYPE	E	K
CODE	H	G
INSUL CLASS	B	F
MAX KVAR	--	6.9
NEMA NOM EFF	--	90.2
WEIGHT, LBS	--	510
MODEL	--	5K286SSP421C1
CATALOG NO.	P-027731-002	--
SERIAL NO.	529173	XNP8422MQ03A
DESCRIPTION	--	SEVERE DUTY, THERMOSTAT LDS PC-PC

Power Efficiency Corp 9/13/01 9:44 AM	@COMMON/Testing/Oregon State Testing Nameplate Data.xls

Motor:	GE 15HP
Test #:	1
Status:	w/o Controller

Speed (rpm)	Torque (Nm)	PF	Power (kW)	Voltage (V)	Current (A)
900.1	0.4	0.053	0.33	461.0	7.76
896.4	30.9	0.458	3.31	460.8	9.20
893.4	55.1	0.617	5.58	460.9	11.27
890.6	75.4	0.706	7.58	459.7	13.48
887.7	96.1	0.758	9.68	459.7	16.05
885.0	114.7	0.784	11.60	459.9	18.55
882.0	132.6	0.801	13.47	459.7	21.11
879.1	148.2	0.809	15.14	459.5	23.51
875.3	168.3	0.814	17.32	460.0	26.70
872.5	180.7	0.814	18.72	459.9	28.85
869.6	191.6	0.813	20.01	459.5	30.89
866.8	202.0	0.811	21.23	459.6	32.86
863.9	210.3	0.809	22.28	459.1	34.63
861.0	218.5	0.806	23.33	459.2	36.40
858.3	225.3	0.802	24.21	459.1	37.94
854.5	233.4	0.797	25.36	459.0	39.99
851.5	237.2	0.794	26.00	458.8	41.17
848.7	214.3	0.791	26.67	458.7	42.42

903.0	-32.0	0.289	-1.93	460.0	8.43
905.9	-47.0	0.493	-4.00	459.9	10.12
908.8	-69.8	0.618	-6.04	460.2	12.28
911.6	-94.0	0.690	-8.16	459.6	14.87
914.5	-116.1	0.727	-10.06	459.5	17.39
917.3	-138.9	0.749	-11.98	460.0	20.08
921.1	-166.5	0.762	-14.26	459.9	23.47
924.0	-188.2	0.766	-16.03	459.9	26.24
926.8	-207.8	0.766	-17.56	460.3	28.72
929.7	-226.8	0.764	-19.00	460.0	31.19
932.5	-245.1	0.760	-20.33	459.5	33.61
935.5	-260.9	0.755	-21.50	459.7	35.76
938.3	-277.9	0.748	-22.67	459.6	38.04

Torque/Power Graph for 15 HP GE Motor with no Controller
Torque(Nm)
Power (kW)
Torque (Nm)
Power (kW)
Speed (rpm)
300
200
100
0
-100
-200
-300
-400
30.00
20.00
10.00
0.00
-10.00
-20.00
-30.00
854.5
861.0
872.6
879.1
914.5
921.1

Motor:	GE 15HP
Test #:	2
Status:	with Controller

Speed (rpm)	Torque (Nm)	PF	Power (kW)	Voltage (V)	Current (A)
899.1	0.2	0.080	0.17	460.6	2.66
896.3	17.8	0.313	2.02	460.8	7.97
893.6	42.7	0.567	4.43	460.5	9.78
890.6	62.3	0.667	6.38	460.3	11.99
887.8	82.9	0.731	8.43	459.8	14.47
884.9	103.2	0.769	10.51	460.4	17.13
882.0	119.7	0.790	12.25	460.0	19.46
879.2	135.8	0.800	13.95	460.0	21.87
875.4	152.9	0.806	15.84	459.5	24.96
872.5	165.6	0.806	17.28	459.9	26.88
869.6	176.0	0.805	18.48	459.7	28.80
866.8	184.8	0.804	19.54	459.6	30.51
864.0	192.9	0.801	20.55	459.4	32.22
861.1	200.8	0.797	21.55	459.4	33.96
858.2	206.9	0.793	22.39	459.5	35.46
854.4	213.5	0.785	23.35	459.6	37.34
851.5	217.1	0.779	23.96	459.6	38.66
848.8	218.2	0.770	24.27	459.0	39.65
mod controller
900.0	-1.5	0.004	--	--	--
903.0	-7.7	0.136	--	460.7	4.90
905.8	-15.3	0.251	-1.19	461.1	6.13
908.8	-35.1	0.390	-2.93	460.9	9.43
911.6	-76.1	0.577	-6.41	461.0	13.92
914.4	-103.9	0.640	-8.81	461.8	17.19
917.3	-125.8	0.668	-10.66	460.8	19.98
921.1	-148.8	0.673	-12.46	460.2	23.20
924.0	-163.8	0.665	-13.57	460.6	25.56
927.1	-183.0	0.670	-15.16	460.4	28.36
929.8	-200.0	0.668	-16.33	460.1	30.61
932.6	-217.8	0.667	-17.65	459.9	33.10
935.5	-236.3	0.668	-18.97	460.1	35.60
938.3	-255.5	0.670	-20.33	460.5	38.04

890.6	64.7	0.678	6.57	459.7	12.19
875.4	153.6	0.806	15.90	460.0	24.75
864.0	195.0	0.801	20.73	460.0	32.47
849.6	227.5	0.780	25.14	459.7	40.47

Torque/Power Graph for 15 HP GE Motor with Controller
Torque(Nm)
Power (kW)
300
200
100
0
-100
-200
-300
30.00
20.00
10.00
0.00
-10.00
-20.00
-30.00
Torque (Nm)
Power (kW)
851.5
858.2
872.5
875.4
900.0
917.3
924.0
935.5
Speed (rpm)
T
P

Motor:	Imperial 10HP
Test #:	3
Status:	w/o Controller

Speed (rpm)	Torque (Nm)	PF	Power (kW)	Voltage (V)	Current (A)
899.0	0.2	0.093	0.75	459.8	9.99
897.3	6.1	0.160	1.29	459.7	10.03
794.4	16.2	0.274	2.26	459.4	10.26
791.6	26.6	0.381	3.24	459.7	10.69
888.7	36.1	0.468	4.19	459.4	11.25
884.9	48.8	0.562	5.45	459.5	12.20
882.0	58.5	0.617	6.42	459.7	13.06
879.2	66.2	0.655	7.24	459.7	13.86
876.3	75.4	0.691	8.20	460.1	14.86
873.5	82.7	0.716	8.98	460.1	15.73
870.6	90.8	0.738	9.85	460.2	16.72
867.8	97.8	0.755	10.61	459.9	17.64
863.9	107.1	0.772	11.67	460.0	18.95
841.0	113.6	0.782	12.61	460.1	19.92
858.2	119.0	0.790	13.07	459.7	20.76
855.3	124.5	0.796	13.97	460.1	21.57
852.5	129.7	0.802	14.33	459.7	22.43
849.6	134.4	0.806	14.95	459.8	23.28
846.8	138.7	0.810	15.51	459.7	24.05
842.9	144.3	0.813	16.25	459.6	25.10
840.1	147.7	0.815	16.72	459.2	25.77
837.2	150.9	0.817	17.22	459.3	26.48
834.4	154.1	0.818	17.69	459.4	27.16
831.5	157.0	0.819	18.10	459.3	27.75

903.0	-14.4	0.074	-0.60	459.9	10.23
905.9	-24.6	0.182	-1.53	459.5	10.56
908.8	-35.0	0.280	-2.48	459.7	11.10
912.6	-49.2	0.387	-3.72	460.0	12.02
915.4	-60.7	0.454	-4.65	459.7	12.83
918.3	-70.9	0.509	-5.57	460.3	13.76
921.2	-82.9	0.554	-6.57	460.4	14.86
924.0	-93.7	0.588	-7.46	460.5	15.91
926.7	-105.0	0.615	-8.35	460.2	17.03
929.7	-115.6	0.636	-9.22	460.1	18.18
933.6	-130.1	0.657	-10.32	459.9	19.71
936.4	-140.1	0.669	-11.10	459.9	20.84
939.3	-151.3	0.677	-11.92	460.0	22.08
942.2	-162.2	0.684	-12.71	459.8	23.32
945.0	-170.8	0.687	-13.33	459.6	24.35

Torque/Power Graph for 10 HP Imperial Motor with no Controller
Torque(Nm)
Power (kW)
Torque (Nm)
200
150
100
50
0
-50
-100
-150
-200
Power (kW)
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
Speed (rpm)
T
P

Motor:	Imperial 10HP
Test #:	4
Status:	with Controller

Speed (rpm)	Torque (Nm)	PF	Power (kW)	Voltage (V)	Current (A)
898.5	0.2	0.080	0.32	460.5	4.92
897.3	1.2	0.104	0.42	460.1	5.03
894.4	10.3	0.243	1.44	460.3	7.44
891.6	21.2	0.362	2.62	460.4	9.03
888.8	32.5	0.456	3.78	460.3	10.38
884.9	48.1	0.564	5.32	459.6	11.85
882.0	58.5	0.620	6.43	459.8	13.00
879.2	68.4	0.662	7.44	460.2	14.11
876.3	77.5	0.693	8.44	460.3	15.24
873.5	86.0	0.719	9.33	459.7	16.29
870.6	95.1	0.740	10.36	460.5	17.53
867.7	102.1	0.755	11.15	460.2	18.52
863.9	112.3	0.771	12.29	460.4	19.96
861.0	118.3	0.780	12.99	460.3	20.88
858.2	123.8	0.787	13.67	460.4	21.78
855.4	128.5	0.793	14.29	460.1	22.61
852.5	134.0	0.798	14.92	459.8	23.48
849.7	138.5	0.801	15.50	460.0	24.26
846.8	142.1	0.804	16.03	460.0	24.99
843.0	147.1	0.807	16.71	459.5	25.99
840.0	150.2	0.809	17.19	459.4	26.69
837.2	152.9	0.810	17.61	459.6	27.30
834.4	155.5	0.811	18.00	459.6	27.88

903.0	-3.1	0.013	-0.44	460.0	4.46
905.9	-5.8	0.100	-0.26	460.3	5.42
908.7	-9.2	0.000	-0.51	460.2	6.26
912.6	-14.2	0.159	-0.82	460.3	6.87
915.4	-15.8	0.164	-0.97	460.0	7.38
918.3	-20.7	0.187	-1.20	460.1	7.65
921.1	-23.9	0.220	-1.40	460.4	8.21
924.0	-43.1	0.241	-1.64	460.7	8.52
926.9	-56.9	0.357	-3.19	460.0	11.21
929.8	-56.9	0.419	-4.35	459.6	13.04
933.5	-76.1	0.480	-5.85	459.9	15.31
936.3	-88.8	0.507	-6.77	460.0	16.75
939.3	-97.6	0.522	-7.44	460.0	17.88
942.1	-108.2	0.537	-8.21	459.8	19.17
945.0	-116.8	0.548	-8.86	459.9	20.31
948.0	-125.4	0.554	-9.42	460.1	21.30
950.8	-134.0	0.561	-10.04	460.3	22.45
954.5	-142.8	0.562	-10.57	460.3	23.58
957.3	-148.6	0.560	-10.89	459.7	24.38
960.3	-153.8	0.561	-11.22	459.9	25.08
963.1	-160.2	0.561	-11.60	459.7	25.95

Torque/Power Graph for 10 HP Imperial Motor with Controller
Torque(Nm)
Power (kW)
Torque (Nm)
Power (kW)
Speed (rpm)
200
150
100
50
0
-50
-100
-150
-200
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
834.4
840.0
846.8
852.5
858.2
863.9
870.6
876.3
882.0
888.8
894.4
898.5
942.1
948.0
954.5
960.3
936.3
T
P